UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 11, 2007

NAVIGANT CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28830	36-4094854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

615 North Wabash, Chicago, IL 60611

(Address of Principal Executive Offices) (Zip Code)

(312) 573-5600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01.	Regulation FD Disclosure.

Ben W. Perks, the Executive Vice President and Chief Financial Officer of the Company, has informed the Company that he intends to retire from the Company within the next several months. The Company has retained an executive search firm to assist it in conducting a search for a new chief financial officer. Mr. Perks will remain in his current positions pending a successful search for his replacement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.

Date: April 11, 2007	By:	/s/ Richard X. Fischer
Richard X. Fischer
Vice President, General Counsel and Secretary

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